SUPPLEMENT DATED NOVEMBER 1, 2021
TO THE PROSPECTUS DATED MAY 1, 2021, as supplemented,
AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Prospectus and the current Statement of Additional Information for VanEck® ETF Trust (the “Trust”) regarding VanEck India Growth Leaders ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective November 1, 2021, Van Eck Associates Corporation, the investment adviser to the Fund (the “Adviser”) has agreed to lower the expense cap for VanEck India Growth Leaders ETF to prevent Fund operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses of the Fund and the Subsidiary) from exceeding 0.75% of the Fund’s average daily net assets per year until at least May 1, 2023.
Accordingly, effective on November 1, 2021, the Fund's Prospectus will be supplemented as follows:

The "Annual Fund Operating Expenses" table (including the related footnotes) as included under the Fund's "Summary Information" section of the Prospectus is hereby deleted and replaced with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses(a)	0.49%
Total Annual Fund Operating Expenses(b)	0.99%
Fee Waivers and Expense Reimbursement(b)(c)	-0.18%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement(b)(c)	0.81%

(a) “Other Expenses” have been restated to reflect current fees. “Other Expenses” reflects the expenses of both the Fund and the Fund’s wholly-owned subsidiary (the “Subsidiary”).
(b)    Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund and Subsidiary expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses of the Fund and the Subsidiary) from exceeding 0.75% of the Fund’s average daily net assets per year until at least May 1, 2023. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.
(c) "Fee Waivers and Expense Reimbursement" have been restated to reflect the current expense limitation.

The "Expense Example" subsection under the Fund's "Summary Information" section of the Prospectus is hereby deleted and replaced with the following:
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waivers and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$83
3	$297
5	$530
10	$1,197

The second paragraph of the “Management of the Funds – Investment Adviser” section is hereby deleted and replaced with the following:

For the services provided to each Fund under the Investment Management Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund’s average daily net assets at the annual rate of 0.50%. From time to time, the Adviser may waive all or a portion of its fee. Until at least May 1, 2022, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund except VanEck India Growth Leaders ETF (excluding acquired fund fees and expenses, interest expense, depositary receipt fees up to 0.10% and 0.08% of the average daily net assets for VanEck Russia ETF and VanEck Russia Small-Cap ETF, respectively, trading expenses, taxes and extraordinary expenses of the Fund) from exceeding 0.57% (with respect to VanEck Indonesia Index ETF), 0.59% (with respect to VanEck Brazil Small-Cap ETF and VanEck Israel ETF), 0.62% (with respect to VanEck Russia ETF), 0.67% (with respect to VanEck Russia Small-Cap ETF), 0.76% (with respect to VanEck Vietnam ETF), 0.78% (with respect to VanEck Africa Index ETF) and 0.94% (with respect to VanEck Egypt Index ETF) of its average daily net assets per year. Until at least May 1, 2023, the Adviser has agreed to waive fees and/or pay Fund and Subsidiary expenses with respect to VanEck India Growth Leaders ETF to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses of the Fund and the Subsidiary) from exceeding 0.75% of its average daily net assets per year.
Additionally, the section entitled "Management" in the SAI with respect to the Fund is hereby supplemented as follows:

Effective November 1, 2021, Van Eck Associates Corporation, the investment adviser to the VanEck India Growth Leaders ETF has agreed to lower the expense cap for the Fund from 0.85% to 0.75%.

Please retain this supplement for future reference.